SCHEDULE OF FUTURE MINIMUM PAYMENTS UNDER OPERATING LEASES (Details) - USD ($)	Jun. 30, 2025	Dec. 31, 2024
Leases
Remainder	$ 191,995
2025	140,163	$ 406,990
2026	144,227	140,163
2027	60,809	144,227
2028		60,808
Total future minimum lease payments	537,194	752,188
Amount representing interest	(58,656)	(83,961)
Present value of net future minimum lease payments	$ 478,538	$ 668,227